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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2006 (MAY 2, 2006)

                        EDUCATION MANAGEMENT CORPORATION

               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                    000-21363                25-1119571
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

         210 Sixth Avenue, Pittsburgh, Pennsylvania              15222
          (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 2, 2006, Education Management Corporation issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the May 2, 2006 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(a)      None.

(b)      None.

(c)      None.

(d)      Exhibits
                  Exhibit 99.1 Press release dated May 2, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EDUCATION MANAGEMENT CORPORATION


                                           By:  /s/ ROBERT T. MCDOWELL
                                                --------------------------------
                                                Robert T. McDowell
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: May 2, 2006

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release dated May 2, 2006